Exhibit 21.1
Subsidiaries of the Company

Listed below are subsidiaries of UnitedHealth Group Incorporated as of December 31, 2015. Those subsidiaries not listed would not, in the aggregate, constitute a “significant subsidiary” of UnitedHealth Group Incorporated, as that term is defined in Rule 1-02(w) of Regulation S-X.

Name of Entity	State of Jurisdiction or Domicile	Doing Business As
1031387 B.C. Unlimited Liability Company	Canada
310 Canyon Medical, LLC	CA
Access I.V., LLC	CA
ACN Group IPA of New York, Inc.	NY
ACN Group of California, Inc.	CA	OptumHealth Physical Health of California
Advanced Care Pharmacy, Inc.	NY
Advanced Care, Inc.	NY
AHJV MSO, Inc.	DE
AHJV, Inc.	DE
Alere Health Improvement Company	DE
Alere Health, LLC	DE
Alere Healthcare of Illinois, Inc.	GA
Alere of New York, Inc.	NY
Alere Wellbeing, Inc.	DE
Alere Wellology, Inc.	DE
Alere Women's and Children's Health, LLC	DE
All Savers Insurance Company	IN
All Savers Life Insurance Company of California	CA
Ambient Healthcare of Central Florida, Inc.	FL
Ambient Healthcare of Georgia, Inc.	GA	AxelaCare
Ambient Healthcare of Northeast Florida, Inc.	FL
Ambient Healthcare of S. Florida, Inc.	FL
Ambient Healthcare of West Florida, Inc.	FL
Ambient Healthcare, Inc.	FL
Ambient Holdings, Inc.	DE
Ambient Nursing Services, Inc.	FL
AmeriChoice Corporation	DE
AmeriChoice Health Services, Inc.	DE
AmeriChoice of Connecticut, Inc.	CT
AmeriChoice of New Jersey, Inc.	NJ	UnitedHealthcare Community Plan
Amico Saúde Ltda.	Brazil
Amil Assistência Médica Internacional S.A.	Brazil
Amil Clinical Research Participações Ltda.	Brazil
AMIL International S.á.r.l.	Luxembourg
Amil Lifesciences Participações Ltda.	Brazil
Angiografia e Hemodinâmica Madre Theodora Ltda.	Brazil
AppleCare Medical Management, LLC	CA
ARC Infusion, LLC	CA	Access IV
Arizona Physicians IPA, Inc.	AZ	UnitedHealthcare Arizonia Physicians IPA UnitedHealthcare Community Plan

ASI Global, LLC	TX
AssuranceRx, LLC	AL
Audax Health Solutions, LLC	DE
Aveta Arizona, Inc.	AZ
Aveta Health Solutions Inc.	DE
Aveta Inc.	DE
Aveta Kansas City, Inc.	KS
Aveta Tennessee, Inc	DE
AxelaCare Health Solutions, LLC	DE
AxelaCare Holdings, Inc.	DE
AxelaCare Intermediate Holdings, LLC	DE
AxelaCare, LLC	DE
Behavioral Healthcare Options, Inc.	NV
Bosque Medical Center S.A.	Brazil
BriovaRx of Georgia, LLC	GA
BriovaRx of Hawaii, LLC	HI
BriovaRx of Indiana, LLC	IN
BriovaRx of Louisiana, LLC	LA
BriovaRx of Maine, Inc.	ME
BriovaRx of Massachusetts, LLC	MA
BriovaRx of Nevada, LLC	NV
BriovaRx, LLC	AL
Cardio Management, Inc.	DE
Care Improvement Plus Group Management, LLC	MD
Care Improvement Plus of Texas Insurance Company	TX	Care Improvement Plan
Care Improvement Plus South Central Insurance Company	AR
Care Improvement Plus Wisconsin Insurance Company	WI
Catalyst360, LLC	DE
Catamaran Discount Card Services, LLC	DE
Catamaran Health Solutions, LLC	DE
Catamaran Holdings I, LLC	DE
Catamaran Home Delivery of Florida, Inc.	DE
Catamaran Home Delivery of Illinois, LLC	IL
Catamaran Home Delivery of Ohio, Inc.	OH
Catamaran Home Delivery of Texas, Inc.	TX
Catamaran Hospice Services, LLC	DE
Catamaran Insurance of Ohio, Inc.	OH
Catamaran IPA III, Inc.	NY
Catamaran LLC	TX
Catamaran Mail, LLC	DE
Catamaran of Pennsylvania, LLC	DE
Catamaran PBM of Illinois II, Inc.	IL
Catamaran PBM of Illinois, Inc.	DE
Catamaran PBM of Maryland, Inc.	NV
Catamaran PBM of Pennsylvania, LLC	PA
Catamaran PBM of Puerto Rico, LLC	NV

Catamaran PBM Services, LLC	WI
Catamaran PD of Maryland, Inc.	NV
Catamaran PD of Pennsylvania, LLC	PA
Catamaran PD of Puerto Rico, LLC	NV
Catamaran Pharmacy of Nevada, Inc.	NV
Catamaran Rebate Management, Inc.	NV
Catamaran S.á.r.l.	Luxembourg
Catamaran Senior Services, LLC	AL
Cemed Care - Empressa de Atendimento Clínico Geral Ltda.	Brazil
ChinaGate (Hong Kong) Limited	Hong Kong	OptumInsight
ChinaGate Company Limited	China
CMS – Central de Manipulação e Serviços Farmacêuticos S.A.	Brazil
Coachella Valley Physicians of PrimeCare, Inc.	CA
Coalition For Advanced Pharmacy Services, LLC	DE
COI – Clínicas Oncológicas Integradas S.A.	Brazil
COI Participações S.A.	Brazil
Collaborative Care Holdings, LLC	DE
Collaborative Care Services, Inc.	DE
Collaborative Care Solutions, LLC	DE	NextDoor Health
Collaborative Realty, LLC	NY
Comfort Care Transportation, LLC	TX
Commonwealth Administrators, LLC	KY
Connextions HCI, LLC	FL
Connextions, Inc.	FL	Connextions Connextions Health
Crescent Drug Corp.	NY
Cypress Care, Inc.	DE
Day-Op Surgery Consulting Company, LLC	DE
DBP Services of New York IPA, Inc.	NY
Dental Benefit Providers of California, Inc.	CA	OptumHealth Dental of California
Dental Benefit Providers of Illinois, Inc.	IL
Dental Benefit Providers, Inc.	DE	DBP Services DBP Services Inc.
Distance Learning Network, Inc.	DE	i3CME OptumHealth Education
Duncan Printing Services, LLC	SC
DWIC of Tampa Bay, Inc.	FL
Electronic Network Systems, Inc.	DE
ELG FZE	Dubai
Esho – Empresa de Serviços Hospitalares S.A.	Brazil
Etho – Empresa de Tecnologia Hospitalar Ltda.	Brazil
Evercare Collaborative Solutions, Inc.	DE
Excellion Serviços Biomédicos S.A.	Brazil
Executive Health Resources, Inc.	PA
Family Health Care Services	NV
Family Home Hospice, Inc.	NV	Family Home Hospice and Palliative Care

First Rx Specialty & Mail Services, LLC	DE
FMG Holdings, LLC	DE
FOR HEALTH OF ARIZONA, INC.	AZ	Care Level Management of Arizona Medical Services INSPIRIS of Arizona
For Health, Inc.	DE
Frontier MEDEX Limited	UK
Frontier Medex Tanzania Limited	Tanzania
FrontierMEDEX (RMS), Inc.	DE
FrontierMEDEX Canada Holdings Ltd.	Canada
FrontierMEDEX Canada Limited	Canada	UnitedHealthcare Global
FrontierMEDEX Government Services, LLC	DE
FrontierMEDEX Kenya Limited	Kenya
FrontierMEDEX US, Inc.	DE
FrontierMEDEX, Inc.	MN	UnitedHealthcare Global
gethealthinsurance.com Agency Inc.	IN	UnitedOne Insurance Agency
Golden Outlook, Inc.	CA	Golden Outlook Golden Outlook Insurance Services
Golden Rule Financial Corporation	DE
Golden Rule Insurance Company	IN	UnitedHealthOne
Guardian Health Systems Limited Partnership	OK
H&W Indemnity (SPC), Ltd.	Cayman
Harken Health Insurance Company	WI
Health Business Systems, Inc.	PA
Health Net Insurance of New York, Inc.	NY
Health Net Services (Bermuda) Ltd.	Bermuda
Health Plan of Nevada, Inc.	NV
Health Technology Analysts Pty Limited	Australia	Innovus OptumInsight
HealthAllies, Inc.	DE	OptumHealth Allies UnitedHealth Allies
Healthcare Solutions, Inc.	DE
Highlands Ranch Healthcare, LLC	CO
Home Care I.V. of Bend, LLC	OR	AxelaCare
Home Infusion With Heart, LLC	NE	AxelaCare
Hospice Inspiris Holdings, Inc.	TN
Hospital Alvorada de Taguatinga Ltda.	Brazil
Hospital AMA S.A.	Brazil
Hospital Carlos Chagas S.A.	Brazil
Hospital Maternidade Promater Ltda.	Brazil
HPP - Medicina Molecular, S.A.	Portugal
Humedica, Inc.	DE
Hygeia Corporation	DE
Hygeia Corporation	Canada
Imed Star – Serviços de Desempenho Organizacional Ltda.	Brazil
Infusource, LLC	CA	Access IV

Ingram & Associates, LLC	TN	Ingram & Associates, LLC (Tennessee) Ingram & Associates,(Tennessee) LLC Ingram BPO Services, LLC
inPharmative, Inc.	NV
INSPIRIS of New York IPA, Inc.	NY	Care Level Management of New York INSPIRIS of New York IPA OptumCare Network IPA
INSPIRIS of New York Management, Inc.	NY	INSPIRIS of New York Management
Inspiris of Tennessee, Inc.	TN
INSPIRIS of Texas Physician Group	TX	Optum Clinic
Inspiris Services Company	TN	Care Level Management of Florida
Inspiris, Inc.	DE
International Psychological Services Pty Limited	Australia	IPS Conferences IPS Worldwide
IRX Financing I LLC	DE
IV Specialists, Inc.	SC
Lifeprint Accountable Care Organization, LLC	DE
Lifeprint East, Inc.	DE
LifePrint Health, Inc.	DE	Optum Medical Network
LMN – Laboratório de Medicina Nuclear, Unipessoal, Lda.	Portugal
Logistics Health, Inc.	WI
Lusíadas A.C.E.	Portugal
Lusíadas, S.A.	Portugal
Lusíadas, SGPS, S.A.	Portugal
Lusíadas-Parcerias Cascais, S.A.	Portugal
MAMSI Insurance Resources, LLC	MD
MAMSI Life and Health Insurance Company	MD	MAMSI LIFE AND HEALTH MLH
Managed Physical Network, Inc.	NY
MD Ops, Inc.	CA
MD-Individual Practice Association, Inc.	MD	M.D. IPA M.D. IPA HEALTH M.D. IPA PREFERRED
Medalliance Net Ltda	Brazil
MEDEX Insurance Services, Inc.	MD	MEDEX Insurance Agency MGG Insurance Services
MedExpress Development, LLC	FL
MedExpress Urgent Care of Boynton Beach, LLC	FL
MedExpress Urgent Care, Inc. - Ohio	OH
Medica Health Plans of Florida, Inc.	FL	EZ Care
Medica HealthCare Plans, Inc.	FL
Medical Preparatory School of Allied Health, LLC	TX
Medical Transportation Services, LLC	FL
MedSynergies North Texas, Inc.	TX	Medical Edge Healthcare Group, Inc. Medical Edge Recruiting Group MERG Physician Staffing Resource PSR tkg} Medstaff
MedSynergies, Inc.	DE

MHC Real Estate Holdings, LLC	CA
Mission Road Pharmacy, Inc.	CA
Modern Medical, Inc.	OH
Monarch Management Services, Inc.	DE
Mustang Razorback Holdings, Inc.	DE
NAMM Holdings, Inc.	DE
National Pacific Dental, Inc.	TX
Neighborhood Health Partnership, Inc.	FL	Neighborhood Health Neighborhood Health Partnership NHP
Netwerkes, LLC	TN
Nevada Medical Services LLC	NV	Optum Medical Services
Nevada Pacific Dental	NV
North American Medical Management - Illinois, Inc.	IL
North American Medical Management California, Inc.	TN
Northern Nevada Health Network, Inc.	NV
Nutritional/Parenteral Home Care of Decatur, Inc.	AL
Nutritional/Parenteral Home Care of Huntsville, Inc.	AL
Nutritional/Parenteral Home Care, Inc.	AL
OneNet PPO, LLC	MD
Optimum Choice, Inc.	MD	OCI OCI HEALTH PLAN OCI PREFERRED OPTIMUM CHOICE OPTIMUM CHOICE ADVANTAGE OPTIMUM CHOICE HEALTH PLAN OPTIMUM CHOICE PREFERRED
Optum Bank, Inc.	UT	Exante Bank, Inc. OptumHealth Bank, Inc.
Optum Biometrics, Inc.	IL	Wellness, Inc. Wellness, Inc., which will do business in California as Illinois Wellness, Inc.
Optum Clinical Services, Inc.	DE	Optum Staffing Services, Inc.
Optum Clinics Holdings, Inc.	DE
Optum Clinics Intermediate Holdings, Inc.	DE
Optum Global Solutions International B.V.	Netherlands
Optum Government Solutions, Inc.	DE	Integris Integris Inc.
Optum Health & Technology (Australia) Pty Ltd	Australia	PPC Worldwide Holdings Pty ltd
Optum Health & Technology (India) Private Limited	India
Optum Health & Technology (Singapore) Pte. Ltd.	Singapore
Optum Health & Technology (UK) Limited	UK
Optum Health & Technology (US), LLC	MO
Optum Health & Technology FZ-LLC	UAE
Optum Health & Technology Holdings (US), LLC	MO
Optum Health & Technology Serviços do Brasil Ltda.	Brazil
Optum Health Services (Canada) Ltd.	Canada	Interlock Employee and Family Assistance
Optum Health Solutions (UK) Limited	UK
Optum Labs Dimensions, Inc.	DE
Optum Labs International (UK) Ltd.	UK

Optum Labs, Inc.	DE
Optum Life Sciences (Canada) Inc.	Canada
Optum Management Consulting (Shanghai) Co., Ltd.	China
Optum Nevada Accountable Care Organization LLC	DE
Optum Palliative and Hospice Care of Pennsylvania, Inc.	TN	Evercare Hospice & Palliative Care
Optum Palliative and Hospice Care of Texas, Inc.	TN	Evercare Hospice & Palliative Care
Optum Palliative and Hospice Care, Inc.	DE
Evercare Hospice
Evercare Hospice and Palliative Care
Evercare Hospice and Palliative Care of Colorado Springs
Evercare Hospice and Palliative Care of Denver
Evercare Palliative Care
Evercare Palliative Services
Evercare Palliative Services of Atlanta
Evercare Palliative Services of Cincinnati
Evercare Palliative Services of Cleveland
Evercare Palliative Services of Colorado Springs
Evercare Palliative Services of Denver
Evercare Palliative Services of Dover
Evercare Palliative Services of Eugene
Evercare Palliative Services of Houston
Evercare Palliative Services of Phoenix
Evercare Palliative Services of Portland
Evercare Palliative Services of Salem
Evercare Palliative Services of Tucson
Evercare Palliative Services of Vienna
Hospice Care Suites

Optum Public Sector Solutions, Inc.	DE	Ingenix Public Sector Solutions Ingenix Public Sector Solutions, Inc.
Optum Rocket, Inc.	DE
Optum Services, Inc.	DE
Optum Solutions do Brasil – Tecnologia e Serviços de Suporte Ltda.	Brazil
Optum Solutions UK Holdings Limited	UK
Optum Technology, Inc.	DE
Optum UK Solutions Group Limited	UK
Optum, Inc.	DE
Optum360 Services, Inc.	DE
Optum360, LLC	DE
OptumHealth Care Solutions, Inc.	MN	OptumHealth Care Solutions
OptumHealth Financial Services, Inc.	DE
OptumHealth Holdings, LLC	DE
OptumHealth International B.V.	Netherlands
OptumInsight Holdings, LLC	DE
OptumInsight Life Sciences, Inc.	DE	CanReg Innovus QualityMetric QualityMetric Incorporated
OptumInsight, Inc.	DE	Ingenix Ingenix, Inc. Optum
OptumRx Group Holdings, Inc.	DE
OptumRx Holdings, LLC	DE
OptumRx NY IPA, Inc.	NY

OptumRx Pharmacy, Inc.	DE
OptumRx, Inc.	CA	FirstLine Medical hi HealthInnovations OptumRx OptumRx Pharmacy at Rockwell Collins Prescription Solution by OptumRx Prescription Solutions PRESCRIPTION SOLUTIONS
OrthoNet Holdings, Inc.	DE
OrthoNet LLC	NY
OrthoNet New York IPA, Inc.	NY
OrthoNet of the Mid-Atlantic, Inc.	DE
OrthoNet of the South, Inc.	DE
OrthoNet Services, Inc.	DE
OrthoNet West, Inc.	DE
Ovations, Inc.	DE
Oxford Benefit Management, Inc.	CT
Oxford Health Insurance, Inc.	NY
Oxford Health Plans (CT), Inc.	CT
Oxford Health Plans (NJ), Inc.	NJ
Oxford Health Plans (NY), Inc.	NY
Oxford Health Plans LLC	DE	Oxford Agency - Oxford Health Plans Inc.
PacifiCare Life and Health Insurance Company	IN	UnitedHealthOne
PacifiCare Life Assurance Company	CO	UnitedHealthOne
PacifiCare of Arizona, Inc.	AZ	PacifiCare Secure Horizons
PacifiCare of Colorado, Inc.	CO	Comprecare, Inc. Secure Horizons
PacifiCare of Nevada, Inc.	NV	PacifiCare Secure Horizons
Payment Resolution Services, LLC	TN	AIM Healthcare Services AIM Healthcare Services, LLC AIM Services Healthcare Data Solutions Overpayment Recovery Services
PCCCV, Inc.	CA
PCN DE Corp.	DE
Pharmaceutical Care Network	CA
PHC Subsidiary Holdings, LLC	TX
PHYS Holding Corp.	DE
PhyServe Holdings, Inc.	DE
Physician Care Partners, Inc.	IL
Physicians Health Choice of Texas, LLC	TX	Physicians Health Choice
Physicians Health Plan of Maryland, Inc.	MD
Plus One Health Management Puerto Rico, Inc.	PR
Plus One Holdings, Inc.	DE
Polar II Fundo de Investimento em Participações	Brazil
Polo Holdco, LLC	DE
ppoONE, Inc.	DE
Preferred Care Partners Holding, Corp.	FL	UnitedHealthcare

Preferred Care Partners Medical Group, Inc.	FL
Preferred Care Partners Medical Group of Hialeah
Preferred Care Partners Medical Group of Little Havana
Preferred Care Partners Medical Group of North Shore
Preferred Care Partners Medical Group of Red Road
Preferred Care Partners Medical Group of West Hialeah
Preferred Care Partners Medical Group of Westchester

Preferred Care Partners, Inc.	FL	CareFlorida Preferred Care Partners
Premier Choice ACO, Inc.	CA
Prime Health, Inc.	NV	Med One Works
PrimeCare Medical Network, Inc.	CA
PrimeCare of Citrus Valley, Inc.	CA
PrimeCare of Corona, Inc.	CA
PrimeCare of Hemet Valley, Inc.	CA
PrimeCare of Inland Valley, Inc.	CA
PrimeCare of Moreno Valley, Inc.	CA
PrimeCare of Redlands, Inc.	CA
PrimeCare of Riverside, Inc.	CA
PrimeCare of San Bernardino, Inc.	CA
PrimeCare of Sun City, Inc.	CA
PrimeCare of Temecula, Inc.	CA
Procura Management, Inc.	DE
ProHEALTH Fitness of Lake Success, LLC	NY
ProHealth Medical Management, LLC	DE
ProHealth Physicians, ACO, LLC.
ProHealth Physicians, Inc	CT
ProHealth Proton Center Management, LLC	DE
Pronetics Health Care Group, Inc.	SC
QSSI Technologies India Private Limited	India
Quality Software Services, Inc.	MD	Optum Optum, Inc. Q.S.S., Inc. QSSI
R&H Family Fitness Unlimited LLC	TX	Elvira Cisneros Senior Community Center by WellMed Family Fitness Unlimited
Rally Health, Inc.	DE
RxCare Providers Corp.	NY
Salveo Specialty Pharmacy, Inc.	DE
SCP Specialty Infusion, LLC	DE
ScripNet, LLC	DE
ScriptSwitch Limited	UK
Seisa Serviços Integrados de Saúde Ltda.	Brazil
Senior Care Partners, Inc.	IL
Serquinox Holdings LLC	DE

Serquinox LLC	DE	AxelaCare Equinox Healthcare
Sierra Health and Life Insurance Company, Inc.	NV
Sierra Health Services, Inc.	NV	Sierra Military Health Services, LLC
Sierra Health-Care Options, Inc.	NV
Sierra Home Medical Products, Inc.	NV	THC of Nevada THC of Nevada Pharmacy
Sierra Nevada Administrators, Inc.	NV
Sirona Infusion, L.L.C.	AZ	AxelaCare
Southwest Medical Associates, Inc.	NV	SMA Lifestyle Center Southwest Hospitalist Services Group
Southwest Michigan Health Network Inc.	MI
Specialty Benefits, LLC	DE	EyeFit EyeFit Vision Center EyeFit Vision Centers
Spectera of New York, IPA, Inc.	NY
Spectera, Inc.	MD	CARE Programs, a division of Spectera, Inc Health Benefit Sevices, Inc. Spectera United Optical
Spotlite, Inc.	DE
Summit Home Infusion, LLC	DE
SXC Comet, LLC	DE
The Lewin Group, Inc.	NC	Lewin
Three Rivers Holdings, Inc.	DE
Travel Express Incorporated	MD
Trinity Infusion, Inc.	NC	AxelaCare
U.S. Behavioral Health Plan, California	CA	Life Strategies OptumHealth Behavioral Solutions of California
UHC International Services, Inc.	DE
UHC of California	CA	PacifiCare PacifiCare of California Secure Horizons UnitedHealthcare of California
UHG Brasil Participações S.A.	Brazil
UHIC Holdings, Inc.	DE
Ultima Rx, LLC	FL
UMR, Inc.	DE	Avidyn Health Fiserv Health - Kansas Fiserv Health - Wausau Benefits UMR UMR Health Insurance Services UMR, Inc.
Unimerica Insurance Company	WI	Unimerica Life Insurance Company
Unimerica Life Insurance Company of New York	NY
Unison Administrative Services, LLC	PA
Unison Health Plan of Delaware, Inc.	DE	UnitedHealthcare Community Plan
Unison Health Plan of the Capital Area, Inc.	DC	UnitedHealthcare Community Plan

United Behavioral Health	CA	Life Strategies Optum Idaho OptumHealth Behavioral Solutions Plan 21, Incorporated Plan 21, INCORPORATED United Behavioral Health (Inc.) United Behavioral Health, Inc.
United Behavioral Health of New York, I.P.A., Inc.	NY
United Health Foundation	MN	United Health Hospice Foundation
United HealthCare Services, Inc.	MN
AmeriChoice
Center for Health Care Policy and Evaluation
Charter HealthCare, Inc.
Employee Performance Design
EverCare
Health Professionals Review
Healthmarc
HealthPro
Institute for Human Resources
Optum
UHC MANAGEMENT & ADMINISTRATORS
UHC Management Company
UHC Management Company, Inc.
Unimerica Workplace Benefits
United HealthCare Corporation
United HealthCare Management Company, Inc.
United HealthCare Management Services
United HealthCare Services of Minnesota
United HealthCare Services of Minnesota, Inc.
United HealthCare Services, Inc. d/b/a United Health
United Resource Networks
United Resource Networks, Inc.
UnitedHealth Products
UnitedHealthcare MedicareStore

United Resource Networks IPA of New York, Inc.	NY
UnitedHealth Advisors, LLC	ME	UnitedHealthcare
UnitedHealth Group Global Healthcare Services Limited	Ireland
UnitedHealth Group Global Services, Inc.	Philippines
UnitedHealth Group Incorporated	DE	UnitedHealth Group
UnitedHealth Group Information Services Private Limited	India
UnitedHealth Group International GP	Cayman
UnitedHealth Group International L.P.	Cayman
UnitedHealth International, Inc.	DE
UnitedHealth Military & Veterans Services, LLC	DE
UnitedHealth UK Limited	UK
UnitedHealthcare Benefits of Texas, Inc.	TX	PacifiCare Secure Horizons
UnitedHealthcare Benefits Plan of California	CA
UnitedHealthcare Community Plan of California, Inc.	CA
UnitedHealthcare Community Plan of Georgia, Inc.	GA
UnitedHealthcare Community Plan of Ohio, Inc.	OH	Unison Unison ABD Plus Unison Advantage Unison Health Plan Unison Kids

UnitedHealthcare Community Plan of Texas, L.L.C.	TX	United Healthcare - Texas UnitedHealthcare Comminity Plan
UnitedHealthcare Community Plan, Inc.	MI
UnitedHealthcare Consulting & Assistance Service (Beijing) Co., Ltd.	China
UnitedHealthcare Europe S.á.r.l.	Luxembourg
UnitedHealthcare India Private Limited	India
UnitedHealthcare Insurance Company	CT	UnitedHealthOne
UnitedHealthcare Insurance Company of Illinois	IL
UnitedHealthcare Insurance Company of New York	NY
UnitedHealthcare Insurance Company of the River Valley	IL
UnitedHealthcare Integrated Services, Inc.	AZ	Evercare Select UnitedHealthcare Community Plan
UnitedHealthcare International Asia, LLC	DE
UnitedHealthcare International I B.V.	Netherlands
UnitedHealthcare International I S.á.r.l.	Luxembourg
UnitedHealthcare International II B.V.	Netherlands
UnitedHealthcare International II S.á.r.l.	Luxembourg
UnitedHealthcare International III S.á.r.l.	Luxembourg
UnitedHealthcare International IV S.á.r.l.	Luxembourg
UnitedHealthcare International V S.á.r.l.	Luxembourg
UnitedHealthcare Life Insurance Company	WI	UnitedHealthOne
UnitedHealthcare of Alabama, Inc.	AL
UnitedHealthcare of Arizona, Inc.	AZ
UnitedHealthcare of Arkansas, Inc.	AR	Complete Health
UnitedHealthcare of Colorado, Inc.	CO	MetraHealth Care Plan
UnitedHealthcare of Florida, Inc.	FL	AMERICHOICE EVERCARE AT HOME OPTUMHEALTH OVATIONS
UnitedHealthcare of Georgia, Inc.	GA	United HealthCare of Georgia
UnitedHealthcare of Illinois, Inc.	IL
UnitedHealthcare of Kentucky, Ltd.	KY	United HealthCare of Kentucky, L.P.
UnitedHealthcare of Louisiana, Inc.	LA	UnitedHealthcare Community Plan
UnitedHealthcare of Mississippi, Inc.	MS
UnitedHealthcare of New England, Inc.	RI
UnitedHealthcare of New Mexico, Inc.	NM
UnitedHealthcare of New York, Inc.	NY	UnitedHealthcare Community Plan
UnitedHealthcare of North Carolina, Inc.	NC
UnitedHealthcare of Ohio, Inc.	OH
UnitedHealthcare of Oklahoma, Inc.	OK	PacifiCare PacifiCare Health Options PacifiCare of Oklahoma Secure Horizons
UnitedHealthcare of Oregon, Inc.	OR	Secure Horizons
UnitedHealthcare of Pennsylvania, Inc.	PA
UnitedHealthcare of Texas, Inc.	TX
UnitedHealthcare of the Mid-Atlantic, Inc.	MD
UnitedHealthcare of the Midlands, Inc.	NE

UnitedHealthcare of the Midwest, Inc.	MO
UnitedHealthcare of Utah, Inc.	UT	UnitedHealthcare of Idaho, Inc.
UnitedHealthcare of Washington, Inc.	WA	PacifiCare Secure Horizons UnitedHealthcare Community Plan
UnitedHealthcare of Wisconsin, Inc.	WI	UnitedHealthcare of Wisconsin - Personal Care Plus
UnitedHealthcare Plan of the River Valley, Inc.	IL
UnitedHealthcare Service LLC	DE
UnitedHealthcare Services Company of the River Valley, Inc.	DE
UnitedHealthcare Specialty Benefits, LLC	ME	UnitedHealthcare Specialty Benefits
UnitedHealthcare, Inc.	DE
Urgent Care Holdings, Inc.	DE
Urgent Care MSO, LLC	DE
Valley Physicians Network, Inc.	CA
WellMed Medical Management of Florida, Inc.	FL
WellMed at 9th Ave. North
WellMed at Bartow
WellMed at Downtown Clearwater
WellMed at Fort Pierce
WellMed at Haines City
WellMed at Lake Copeland
WellMed at Longwood
WellMed at Oak Commons
WellMed at Port St. Lucie - East
WellMed at Port St. Lucie - West
WellMed at Rosemont
WellMed at Sanford
WellMed at SE Lakeland
WellMed at Sebastian
WellMed at South Stuart

WellMed Medical Management, Inc.	TX	DataRaps, Inc. HealthRight / ITC Rosa Verde Silver Life Fitness
WESTMED Practice Partners LLC	DE
XLHealth Corporation	MD
XLHealth Corporation India Private Limited	India
Your Health Options Insurance Services, Inc.	CA
Your Partner in Health Services, Inc.	IL